                                              ANNUAL REPORT  |  October 31, 2000


                                                                      The Strong

                                                                   International
--------------------------------------------------------------------------------

                                                                           Funds

                                              [PHOTO HERE]


            Strong Asia Pacific Fund

Strong Foreign MajorMarkets(SM) Fund

     Strong International Stock Fund

                Strong Overseas Fund

      Strong International Bond Fund

  Strong Short-Term Global Bond Fund


                                                        [LOGO HERE] STRONG

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO HERE]

153 Rate Increases Later...
When Will the Pendulum Swing?

During the last 18 months, the central bankers of the world's most powerful countries have had one overriding objective on their minds: to slow the economic growth of their countries. To accomplish this objective, they have raised interest rates around the globe a staggering total of 153 times.

Included in those 153 rate increases were 6 by the Federal Reserve Bank of the United States. The Fed governors' objective was the same as their counterparts' worldwide--to slow economic growth. And make no mistake...THEY WILL NOT FAIL! Economic management is a nebulous process of leads and lags. It often takes months or even years to get an accurate fix on the economy and gauge the reaction to each action. It is an inexact cross between art and science.

In the last year and a half, the U.S. economy has contended with:

     .    Higher interest rates

     .    Oil selling upwards of $30 a barrel

     . A strong U.S. dollar that rendered American goods and services more expensive and less attractive to foreigners

     .    The erosion of wealth caused by a nearly 40% correction in the Nasdaq

The end result of it all is less money circulating through our economy and a slowing of economic growth.

We have already begun to see signs of a weakening economy. Sales falling short of expectations, layoffs, disappointing corporate profits, and business failures all point to a slowdown. How much more weakening lies ahead is impossible to know. The combination of higher interest rates, expensive oil, the strong U.S. dollar, and further market corrections could deliver one heck of a wallop!

The lesson to be learned from all of this is that the world's financial markets and economies are inherently cyclical. There will always be good times and bad times, booms and busts. A solid investment program must be built to withstand the stress of expanding and contracting economic cycles.

At Strong, our research indicates that sometime soon, the central bankers of the world will begin to actively stimulate their respective economies by easing up on interest rates. The internal fabric of the U.S. economy remains the best it has been in several decades. We believe that the economy and the financial markets will once again begin to grow and prosper in late 2001 and 2002.

The financial markets have recently had a significant correction reminiscent of 1973-74. The stock market is usually an early indicator of economic strength or weakness and will begin to move long before earnings, job reports, and business activity catch up.

The important thing for investors to remember is not to react to whatever the most recent stimulus has been, but to have a well-thought-out plan to reach their objectives--and to stay the course with that plan. At Strong, we continue to believe, as we did back in 1975, that a balanced approach to investing can serve you and your family well. Our recommendation continues to be that investors should construct a balanced portfolio of money funds, bond mutual funds, and stock mutual funds.

                                                        /s/ Dick

                        The Strong International Funds

                                  ----------

                      ANNUAL REPORT  |  October 31, 2000

                               Table of Contents

Investment Reviews

   Strong Asia Pacific Fund.........................................   2

   Strong Foreign MajorMarkets(SM) Fund.............................   4

   Strong International Stock Fund..................................   6

   Strong Overseas Fund.............................................   8

   Strong International Bond Fund...................................  10

   Strong Short-Term Global Bond Fund...............................  12


Financial Information

   Schedules of Investments in Securities

        Strong Asia Pacific Fund....................................  14

        Strong Foreign MajorMarkets(SM) Fund........................  14

        Strong International Stock Fund.............................  15

        Strong Overseas Fund........................................  16

        Strong International Bond Fund..............................  17

        Strong Short-Term Global Bond Fund..........................  18

   Statements of Assets and Liabilities.............................  21

   Statements of Operations.........................................  23

   Statements of Changes in Net Assets..............................  25

   Notes to Financial Statements....................................  28


Financial Highlights ...............................................  32

Report of Independent Accountants ..................................  35

Strong Asia Pacific Fund

Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in stocks from companies located in Asia or the Pacific Basin. The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.

                    Growth of an Assumed $10,000 Investment
                           From 12-31-93 to 10-31-00

                                    [GRAPH]

                 The Srong Asia                             Lipper Pacific
                  Pacific Fund             MSCI AP*       Region Funds Index*
Dec 93              $10,000                $10,000             $10,000
Dec 94              $ 9,472                $ 8,771             $ 9,474
Dec 95              $10,034                $ 9,305             $ 9,728
Dec 96              $10,246                $10,388             $ 9,994
Dec 97              $ 7,070                $ 6,834             $ 7,278
Dec 98              $ 6,849                $ 6,532             $ 7,063
Dec 99              $13,426                $ 9,788             $12,597
Oct 00              $ 8,803                $ 6,967             $ 8,699

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: This one-year period has been marked by considerable volatility in the markets in which we invest, and, regrettably, the Fund has experienced this volatility. After beginning the year strongly, shooting up ahead of the index and most of its peers in November and December 1999, this outperformance continued well into 2000, with the Fund still in positive territory at the end of April of this year. Most of the damage the Fund sustained actually came in a relatively short period, mainly May and June. Since then, the Fund, though slipping further, has defended itself comparatively well against many savage falls among the Asian markets.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: The first couple of months of the one-year period constituted the end of the first phase of an overdue recovery from several years of economic woes in the Asian region. In retrospect, this recovery had become overheated by the end of 1999. The huge bounce in stock prices had run ahead of the very real, but more moderate, improvement in fundamentals.

     The result has been an overcorrection on the downside so far in the year 2000. At the end of October, all Asian markets were down for the calendar year. The best, such as Australia, Japan, and Thailand, fell from 20% to 30%, while the worst, including the Philippines, South Korea, and

     Taiwan, plunged as much as 40% to 50%.

     A number of external factors contributed to the region's stumble. Most damaging have been rising U.S. interest rates, weakness and volatility in the technology and Internet sectors, and higher oil prices.

Q:   What investment strategies and techniques impacted your fund's performance?

A: The portfolio strategies we have followed since the beginning of the calendar year have, by necessity, unfortunately been about trying to preserve capital and trying to make it grow. To that end, we have executed a number of measures. One was to reduce further the number of holdings in the Fund to an even tighter core group of investments in which we hold the most confidence. We have also avoided some, though by no means all, damage by our market weightings. We had very little exposure to hard-hit Taiwan and Korea, and had significant weightings in comparatively stronger Australia, Singapore, China, and Japan.

     Finally, we have maintained a meaningful exposure to the energy sector, predominantly in Australia, which has been supported by strong oil prices and consequent merger and acquisition activity.

Q:   What is your future outlook?

A: Some of the shadows overhanging the market are still in place, but others are beginning to disperse. In many cases, Asian stock prices are back down to levels that assume there have been no improvements in business or the region's economy in the past couple of years--which is certainly not the case.

     We believe that once investors, both domestic and foreign, begin to recognize the values the currently oversold situation offers to them, there could be a resurgence of investor interest in the region. This would be a replay of sorts of the situation we saw in 1993 and again in 1999, where significant upswings followed excessively pessimistic periods for Asian stocks.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                          1-year              -16.22%

                          3-year                3.58%

                          5-year               -1.96%

                 Since Inception               -1.85%
                      (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

Thank you for your investment in the Strong Asia Pacific Fund.

Anthony Cragg
Portfolio Manager

* The Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S. dollar-adjusted. The Lipper Pacific Region Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Foreign Major Markets(SM) Fund

Your Fund's Approach

The Strong Foreign Major Markets(SM) Fund seeks capital growth. The Fund invests primarily in stocks issued by companies in the countries represented in the MSCI EAFE Index.* The Fund's manager employs a disciplined, quantitative approach to identify undervalued foreign stocks. The manager then analyzes these stocks to make final selections. To manage foreign currency risk, the manager may hedge a portion of the Fund's exposure to currency fluctuations.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 6-30-98 TO 10-31-00

             The Strong Foreign        MSCI EAFE*   Lipper International
            MajorMarkets(SM) Fund                        Funds Index*
Jun 98            $10,000               $10,000           $10,000
Aug 98            $ 8,760               $ 8,849           $ 8,692
Dec 98            $ 9,980               $10,351           $ 9,728
Apr 99            $10,860               $10,920           $10,311
Aug 99            $11,230               $11,122           $10,715
Dec 99            $14,210               $13,142           $13,408
Apr 00            $13,226               $12,437           $12,635
Aug 00            $12,469               $12,184           $12,650
Oct 00            $10,966               $11,317           $11,509

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: Performance suffered because we continued to hold on to our winners from 1999 and the first quarter of 2000. Moreover, the troubles afflicting U.S. technology companies hurt some of our technology holdings by association. Most of the negative impact came in September, when several U.S. companies preannounced lower-than-expected growth in revenues and profits.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Over the period, four factors were the movers and shakers driving international markets: rising oil prices, the weakness of the euro relative to the U.S. dollar and the Japanese yen, earnings warnings from U.S. technology companies, and the hawkish stance of the U.S. Federal Reserve.

Q:   What investment strategies and techniques impacted your fund's performance?

A: On the whole, there was perhaps more inaction than action. We did reduce our position in technology, media, and telecommunications ("TMT") stocks in April and May, targeting those that we deemed to be pure new-economy companies. Since making that change in the spring, however, we have kept our TMT weighting steady.

     Because of Hong Kong's rising interest rates, we eliminated our real estate stocks from that country. In their place, we bought back a few old-economy stocks that we believed retained healthy growth potential. These stocks included petroleum giant BP Amoco, defense systems provider British Aerospace, Swiss pharmaceutical company Novartis, and French hotel company Accor. Investments within the initial public offering market also contributed meaningfully to our performance. Consistent with the Fund's strategy, our country and industry weightings closely track those of the MSCI EAFE Index.*

Q:   What is your future outlook?

A: It's our view that for global markets to rebound, there must be positive developments in the four mover-and-shaker issues discussed earlier. For oil prices, we see signs that optimism is warranted. Developed nations appear determined to put a ceiling on oil prices by taking steps such as releasing oil reserves.

     With regard to the euro, our outlook is neutral. The unified European currency is unlikely to enjoy the stature it held at its 1999 inception, but we believe a floor has been set on its value and central banks have been willing to shore it up.

     We are not unduly troubled by profit warnings from the likes of Intel, Apple, and Dell. These seemed to have a common theme--namely, disappointing August and September European sales. This weakness appeared to be temporary in nature, however, and did not reflect vanishing demand. A final positive sign is that it appears the threat of rising interest rates from the U.S. Federal Reserve is over.

Q:   Are there any further considerations for overseas markets?

A: We would like investors to recognize that despite short-term difficulties, we believe the world's economies remain safe and sound. Political leaders continue to focus on raising the standard of living for their citizens--a longer-term trend with more power behind it than the recent short-term hiccups in the marketplace.

     Some stocks in the market were, however, overvalued. These were deservedly punished when they fell short of lofty expectations. We now believe that most companies are fairly priced and, in some cases, undervalued.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00


                            1-year          -6.91%

                   Since Inception           4.03%
                         (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     We remain impressed by the opportunities available to multinational corporations in the developing economies of China and India. These have the potential to counteract the impact of any economic slowdowns in developed markets. It is our hope that the World Trade Organization can promote a new phase of sustained economic growth anchored by the two most populous countries on earth.

     Thank you for your investment in the Strong Foreign MajorMarkets(SM) Fund.

     David Lui
     Portfolio Manager

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong International Stock Fund

Your Fund's Approach

The Strong International Stock Fund seeks capital growth. The Fund selects stocks from any foreign country. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 3-4-92 TO 10-31-00

                                    [GRAPH]

                    The Stong
                  International          MSCI EAFE*      Lipper International
                   Stock Fund                                Funds Index*
Mar 92             $10,000               $10,000               $10,000
Dec 92             $ 9,819               $ 9,484               $ 9,494
Dec 93             $14,507               $12,572               $13,215
Dec 94             $14,282               $13,549               $13,118
Dec 95             $15,399               $15,068               $14,432
Dec 96             $16,659               $15,979               $16,515
Dec 97             $14,293               $16,263               $17,712
Dec 98             $13,287               $19,516               $19,954
Dec 99             $25,599               $24,778               $27,504
Oct 00             $18,103               $21,338               $23,608

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of March 1992.

Q:   How did your fund perform?

A: Performance suffered because we continued to hold on to our winners from 1999 and the first quarter of 2000. Moreover, some of our technology companies were punished by association with troubled U.S. technology companies. The Fund's difficulties were concentrated in the month of September, when many U.S. companies preannounced lower-than-expected growth in revenues and profits.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: There were four prime movers and shakers: rising oil prices, the weakness of the euro relative to the U.S. dollar and the Japanese yen, earnings warnings from U.S. technology companies, and, to a lesser degree, the hawkish stance of the U.S. Federal Reserve.

Q:   What investment strategies and techniques impacted your fund's performance?

A: This year, the portfolio was noted more for inaction than action. In April and May, we did reduce our technology, media, and telecommunications ("TMT") weightings. Specifically, we eliminated the stocks--representing 5% to 7% of the portfolio--that we deemed to be strictly new economy issues. These included EM TV, Terra Networks, PT Multimedia, Jazztel, OpenTV, Global Telesystems, and Pacific Century

     Cyberworks. Since making that change, however, we have kept our TMT weighting steady.

     We also eliminated our Hong Kong real estate stocks in light of that market's rising interest rate environment. In their place, we bought back a few old-economy stocks that were beaten down but that we believed retained healthy growth potential. These stocks included petroleum giant BP Amoco, defense systems provider British Aerospace, Swiss pharmaceutical company Novartis, and French hotel company Accor. Investments within the initial public offering market also contributed meaningfully to our performance. We are not bullish on any one specific region, so our country weightings track those of the MSCI EAFE Index.*

Q:   What is your future outlook?

A: The ability of global markets to rebound depends on the four mover-and-shaker issues identified previously. With regard to oil prices, developed nations appear determined to put a ceiling on oil prices by taking steps such as releasing oil reserves. We see reason for optimism, though a warm winter would help.

     While the euro is unlikely to regain the glory it held at its 1999 inception, we believe a floor has been set on the currency, and our position with regard to it is neutral.

     The profit warnings from the likes of Intel, Apple, and Dell seemed to have a common theme--weak August and September sales in Europe. We believe, however, that demand did not disappear; it merely took a short break. Despite revenue and profit warnings from a few U.S. technology stalwarts, about 70% of U.S. companies reported third-quarter 2000 earnings in excess of expectations.

     Also, it appears the threat of rising interest rates from the U.S. Federal Reserve is over.

Q:   Are there any further considerations for overseas markets?

A: Overall, it's important to remember that despite short-term difficulties, we believe the world is safe and sound. Political leaders continue to focus on raising the standard of living for their citizens. A pause of one or two months by no means suggests the impending return of the Dark Ages.

     We must admit that some stocks were priced for perfection and deserved to be punished when expectations were not met. However, after surveying the valuations of a diversified group of companies, we believe most of them are fairly priced or even undervalued.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                               1-year          3.00%

                               3-year          5.71%

                               5-year          4.12%

                      Since Inception          7.10%
                              (3-4-92)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     The opportunities available to the multinationals in the huge developing economies of China and India have the potential to more than compensate for any slowdown in developed countries. Let us hope that the World Trade Organization can usher in a new phase of sustained economic growth anchored by the two most populous countries in the world.

     Thank you for your investment in the Strong International Stock Fund.

     David Lui
     Portfolio Manager


* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests in stocks from ten or more foreign countries. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders. At times, the Fund may take larger positions in companies and countries that may present greater potential investment opportunities.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 6-30-98 TO 10-31-00

                                                                  Lipper
                  The Strong             MSCI EAFE*           International
                 Overseas Fund                                 Funds Index*
Jun 98              $10,000              $10,000                $10,000
Aug 98              $ 9,290              $ 8,849                $ 8,692
Dec 98              $10,460              $10,351                $ 9,728
Apr 99              $11,420              $10,920                $10,311
Aug 99              $12,800              $11,122                $10,715
Dec 99              $20,530              $13,142                $13,408
Apr 00              $19,310              $12,437                $12,635
Aug 00              $18,520              $12,184                $12,650
Oct 00              $15,170              $11,317                $11,509

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: We continued to hold on to some of our winning stocks from 1999 and the first quarter of 2000, which hampered performance later in the fiscal year. In particular, some of our technology holdings saw their prices knocked down not so much because of any weaknesses of their own, but more because of their association with troubled U.S. technology companies. The Fund's difficulties were concentrated in the month of September, when several U.S. technology companies preannounced lower-than-expected growth in revenues and profits.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Four prime movers and shakers drove the performance of international markets and the Fund over the past year: rising oil prices, the weakness of the euro relative to the U.S. dollar and the Japanese yen, earnings warnings from U.S. technology companies, and, to a lesser degree, the hawkish stance of the U.S. Federal Reserve.

Q:   What investment strategies and techniques impacted your fund's performance?

A: We have begun to pull this portfolio back from some of its concentrated positions, though we are making this change gradually in an effort to avoid negative impacts from the change. In April and May, we reduced our technology, media, and telecommunications ("TMT") weightings. Specifically, we eliminated the stocks--representing 5% to 7% of the portfolio--that we deemed to be strictly new-economy issues. Since making that change, however, we have kept our TMT weighting steady.

     We also eliminated our Hong Kong real estate stocks in light of that market's rising interest rate environment. In their place, we bought back a few old-economy stocks that were beaten down but that we believed retained healthy growth potential. These stocks include petroleum giant BP Amoco, Swiss pharmaceutical company Novartis, and French hotel company Accor. Investments within the initial public offering market also contributed meaningfully to our performance. We are not bullish on any one specific region, so our country weightings track those of the MSCI EAFE Index.*

Q:   What is your future outlook?

A: In order for global markets to rebound, there will need to be positive developments in the four mover-and-shaker issues identified previously. We see reason for optimism with regard to oil prices, as developed nations appear determined to put a ceiling on oil prices by taking steps such as releasing oil reserves.

     Although we don't believe we'll see the euro restored to the glory that marked its inception, we do believe a floor has been set on the currency.

     Profit warnings from the likes of Intel, Apple, and Dell all seemed to stem largely from reduced European demand in August and September. It appears to us that this was only a temporary situation, exacerbated by trucker strikes and oil-supply issues in the region.

     Also, it appears the threat of rising interest rates from the U. S. Federal Reserve is over. That said, we don't believe an easing of rates is at all imminent.

Q:   Are there any further considerations for overseas markets?

A: Above all, we would ask investors to remember that despite short-term problems, on the whole, we believe the world is safe and its economies sound. Raising the standard of living continues to be a priority for political leaders, and these efforts carry more weight than do a difficult month or two.

     Many of the stocks whose prices were battered had been priced for perfection--so, when they fell short of those expectations, it was reasonable for their prices to be taken down. At this point, we believe the markets are populated by a high proportion of stocks that are fairly valued, or even underpriced. Going forward, China and India should play a large role in global growth. These huge economies have the capacity to counteract slowdowns in other nations' economies.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                            1-year             5.57%

                   Since Inception            19.55%
                          (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     Thank you for your investment in the Strong Overseas Fund.

     David Lui
     Portfolio Manager

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong International Bond Fund

Your Fund's Approach

The Strong International Bond Fund seeks high total return by investing for both income and capital growth. The Fund invests primarily in higher- and medium-quality bonds issued in foreign countries. The Fund may also invest up to 35% of its assets in lower-quality, high-yield bonds. The Fund maintains an average maturity of four to nine years. To select bonds, the Fund's managers first look at overall trends in the global economy. The managers then examine the countries, sectors, and individual companies that may benefit from those trends. The managers may create synthetic bonds to make investments consistent with the Fund's strategy and goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 3-31-94 TO 10-31-00

                                        Salamon Smith
                                       Barney Non-U.S.              Lipper
                    The Strong        World Government          International
                  International          Bond Index             Income Funds
                    Bond Fund        (Currency Unhedged)*          Index*
Mar 94            $10,000                 $10,000                $10,000
Dec 94            $10,865                 $10,397                $ 9,836
Dec 95            $12,936                 $12,429                $11,700
Dec 96            $13,966                 $12,936                $12,783
Dec 97            $13,296                 $12,385                $12,991
Dec 98            $15,329                 $14,588                $14,724
Dec 99            $14,192                 $13,849                $14,067
Oct 00            $12,981                 $12,691                $13,473

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: The continued strength in the U.S. dollar led to the steady decline in total return for the Fund. The Fund generally does not hedge its portfolio against foreign currency exposure. Therefore, an appreciating U.S. dollar has a negative impact on portfolio returns. Fluctuations in global interest rates also contributed to the Fund's performance.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: The Fund's return was influenced by two main factors: a strengthening U.S. dollar and changes in interest rates. The U.S. dollar appreciated in value versus other major currencies during the period, as U.S. growth continued to outpace that in other economies.

     Global interest rates ended the period mixed. Interest rates trended higher at the beginning of the period, as world economic growth strengthened. Many central banks, including the U.S. Federal Reserve and the European Central Bank, raised short-term interest rates to slow this excessive growth. During the second half of the fiscal year, global interest rates declined as the more aggressive monetary policy began to slow the world economy. U.S. ten-year Treasuries yielded approximately 5.75%, while German and Japanese ten-year notes yielded roughly 5.2% and 1.8%, respectively.

Q:   What investment strategies and techniques impacted your fund's performance?

A: The Fund shortened its duration (a measure of the portfolio's sensitivity to interest rate changes) early in the fiscal year as inflationary pressures began to rise. The Fund currently is neutral overall in duration versus its benchmark.

     We have underweighted Japanese bonds, which we find unattractive due to their low yields. The Fund was underweighted toward the euro, Europe's unified currency, during the first half of the fiscal year. We lifted this underweighting later in the year, however, as it appeared to us that the sell-off in the euro was overdone and that issues exposed to it were now more attractive. The G-7 (a summit of the "Group of Seven" global superpowers) subsequently intervened and was successful in stabilizing the euro, benefiting the portfolio. Overall, the Fund's exposures to foreign currencies are in line with those of its benchmark.

     The Fund continues to de-emphasize emerging markets and currently has no holdings in that sector of the marketplace.

Q:   What is your future outlook?

A: In the U.S., we are likely to experience a more stable interest rate environment, as the economy's growth rate appears to be slowing and the Fed is expected to be on hold in the near future.

     European markets are still experiencing inflationary pressures, however, as high oil prices and a weak euro continue to concern the European Central Bank. We believe further interest rate hikes are likely in the region. In Japan, bond yields will likely remain in a narrow range as that country's central bank continues to attempt to stimulate domestic demand with a near-zero interest rate policy.

     Currency markets should continue to experience volatility as investors question the euro's credibility. We believe the U.S. dollar will hold its value versus most major currencies, due to the relative strength of the U.S. economy and the dollar's benchmark status.

     Thank you for your investment in the Strong International Bond Fund. We look forward to serving your investment needs.

     John T. Bender
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager


--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                          1-year               -9.99%
                          3-year               -1.88%
                          5-year                0.37%
                 Since Inception                4.04%
                      (3-31-94)

--------------------------------------------------------------------------------

                             PORTFOLIO STATISTICS

                                As of 10-31-00


                30-day annualized yield/1/          4.81%
                Average maturity/2/                 5.2 years
                Average quality rating/3/           AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

--------------------------------------------------------------------------------

     From time to time, the Fund's advisor has waived its management fees and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yield is as of 10-31-00.

/2/  The Fund's average maturity includes the effect of futures.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Salomon Smith Barney Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. This index disregards the effects of foreign currency fluctuations. The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Global Bond Fund

Effective November 30, 2000, the Fund's name is changing from the Strong Short-Term Global Bond Fund to the Strong Advisor Short Duration Bond Fund.

Your Fund's Approach

The Strong Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests primarily in higher- and medium-quality bonds from U.S. and foreign issuers. The Fund may also invest up to 35% of its assets in lower-quality, high-yield bonds. Under normal conditions, the Fund maintains an average maturity of three years or less. The Fund's managers intend to attempt to limit the Fund's exposure to foreign currency risk by using hedging strategies.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 3-31-94 TO 10-31-00

                                 Salomon Smith Barney
                The Strong          1-3 Year World       Lipper Short World
             Short-Term Global  Government Bond Index   Multi-Market Income
                 Bond Fund        (Currency Hedged)*       Funds Average*
Mar 94           $10,000               $10,000              $10,000
Dec 94           $10,512               $10,152              $ 9,733
Dec 95           $11,612               $11,285              $10,428
Dec 96           $12,775               $12,087              $11,150
Dec 97           $13,628               $12,856              $11,452
Dec 98           $14,184               $13,796              $12,184
Dec 99           $15,003               $14,359              $12,355
Oct 00           $15,760               $15,153              $12,469

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: During the fiscal year, the Fund kept pace with the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged),* returning slightly less than that index. However, our investment approach allowed the Fund's returns to significantly surpass those of the Lipper Short World Multi-Market Income Funds Average* for the same period.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: In the U.S., yields on short-term bonds increased, while long-term yields decreased. This was the result of aggressive monetary tightening (rate hikes) by the Federal Reserve, whose activity primarily affects short-term bonds. On the other end of the yield curve, the government's buyback of long Treasury debt pushed yields downward. Interest rate hikes by the Fed early in the year were successful in slowing the economy; it now appears the Fed may delay any further increases in the fed funds rate.

     In international markets, short-term interest rates were mixed during the period. Interest rates trended higher at the beginning of the fiscal year, as world economic growth strengthened, but later fell after monetary tightening by central banks began to slow economic growth. Two-year German notes now yield approximately 5.1%, while Japanese two-year bonds still yield less than 0.75%.

     Corporate bond yields increased more than government yields because of deterioration in credit quality in some sectors. Our emphasis on credit analysis allowed us to avoid bonds from many of the companies that experienced earnings disappointments, stock buybacks, and debt-financed mergers, all of which can have a negative impact on their bonds.

Q:   What investment strategies and techniques impacted your fund's performance?

A: The Fund maintained its overweightings in U.S. corporate and mortgage bonds, which provided a higher level of income relative to international markets. The additional coupon (stated rate of interest) provided by these securities was more than sufficient to offset their price declines relative to Treasuries. We continue to de-emphasize emerging markets and currently have no holdings in the sector.

     Our emphasis on credit analysis allowed us to avoid many of the corporate bonds that experienced significant price declines. We continue to focus on industries and companies that offer positive credit dynamics. Securities that outperformed for the year include Waste Management and Triton Energy. The latter of these was a particularly strong performer, as the company used proceeds from a debt offering to purchase our holdings at above-market prices.

Q:   What is your future outlook?

A: We believe U.S. short-term government yields will be relatively stable over the next year. The Fed is likely to remain on hold after seeing the rate of economic growth drop to sustainable levels. Other bond markets, including Japan and Europe, are likely to underperform the U.S. In Japan, short-term rates will likely remain in a narrow range and do not look attractive at near-zero yields. European bond markets are still experiencing considerable inflationary pressures, primarily from a weak euro and high oil prices.

     In the U.S., we anticipate that the corporate and mortgage-backed bond sectors should outperform Treasuries in 2001 as interest rates and credit quality stabilize. We believe the current environment presents an excellent opportunity for buying bonds in these sectors. Going forward, we plan to maintain our overweight in this country's corporates and mortgages relative to other international markets.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                              1-year          5.83%
                              3-year          5.42%
                              5-year          6.68%
                     Since Inception          7.15%
                           (3-31-94)


                             PORTFOLIO STATISTICS

                                As of 10-31-00

                               30-day
                  annualized yield/1/           6.33%
                  Average maturity/2/           1.6 years
            Average quality rating/3/           A


The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

--------------------------------------------------------------------------------

Thank you for your investment in the Strong Short-Term Global Bond Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yield is as of 10-31-00.

/2/  The Fund's average maturity includes the effect of futures.

/3/ For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

 * The Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. Rolling one-month forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Funds Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Smith Barney. Source of the Lipper data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                      October 31, 2000
----------------------------------------------------------------------------
                           STRONG ASIA PACIFIC FUND

                                                   Shares or
                                                   Principal        Value
                                                    Amount         (Note 2)
----------------------------------------------------------------------------
Common Stocks 92.3%
Australia 19.3%
BHP, Ltd.                                             75,980    $    738,972
CPH Investment Corporation (b)                     1,815,000         566,389
emitch, Ltd. (b)                                     296,400          53,955
MIM Holdings, Ltd.                                 2,146,476       1,194,529
Norwood Abbey, Ltd. (b)                            1,500,000         546,105
Novogen, Ltd. (b)                                    585,000       1,113,586
OneSteel, Ltd. (b)                                    18,995           9,089
Publishing & Broadcasting, Ltd.                       90,000         616,475
SecureNet, Ltd. (b)                                  185,000         803,424
Sons of Gwalia, Ltd.                                 320,000         996,928
Southcorp, Ltd.                                      480,000       1,244,245
Sydney Aquarium, Ltd.                                413,450         793,480
WMC, Ltd.                                            340,000       1,304,151
Woodside Petroleum, Ltd.                             142,000       1,041,344
                                                                ------------
                                                                  11,022,672

China 7.7%
China Merchants Hai Hong Holdings                  1,900,000       1,327,921
Guangshen Railway Company, Ltd.                   10,730,000       1,307,211
Martin Currie China Heartland Fund, Ltd. (b)         118,000       1,027,780
PetroChina Company, Ltd.                           3,650,000         767,643
                                                                ------------
                                                                   4,430,555

Hong Kong 4.1%
China National Aviation Company, Ltd.              8,500,000       1,286,244
Dickson Concepts International, Ltd.                 356,500         180,584
First Pacific Company, Ltd.                        3,500,000         794,445
Li & Fung, Ltd.                                       60,000         111,568
                                                                ------------
                                                                   2,372,841

India 3.8%
HCL Technologies, Ltd.                                29,000         737,272
The Indian Smaller Companies Fund, Ltd. (b)           30,792         510,223
SSI, Ltd.                                             15,000         683,976
UTI-Mastergrowth 93 Fund                             732,400         240,742
                                                                ------------
                                                                   2,172,213

Japan 20.5%
Focus Systems Corporation                             27,000         527,954
Fuji Television Network, Inc.                             80         881,300
Fujitsu, Ltd./Macquarie Warrants, Expire 9/17/01         800          20,000
Hitachi Maxell, Ltd.                                  51,000         955,109
Jafco Company, Ltd.                                   11,000       1,171,395
Murata Manufacturing Company Warrants,
 Expire 9/19/01                                        1,200         300,000
Net One Systems Company, Ltd.                             44       1,308,730
The Nikko Securities Company, Ltd.                   166,000       1,435,527
Nippon Express Company, Ltd.                         194,000       1,166,529
Nomura Securities Company, Ltd.                       80,000       1,700,174
SKY Perfect Communications, Inc. (b)                     400         738,089
Sony Corporation Warrants, Expire 8/17/01              1,100         117,150
The Tokio Marine & Fire Insurance Company, Ltd.      130,000       1,439,273
                                                                ------------
                                                                  11,761,230

Malaysia 2.7%
Berjaya Sports Toto BHD                              212,000         278,955
Genesis Malaysia Maju Fund, Ltd. (b)                  32,000         624,000
Malaysia International Shipping BHD (Fgn Reg)        188,000         331,482
Sime Darby BHD                                       261,000         326,946
                                                                ------------
                                                                   1,561,383

New Zealand 8.1%
Air New Zealand, Ltd. Class B                      1,166,666       1,040,550
Frucor Beverages Group, Ltd. (b)                     800,000         624,726
Guinness Peat Group PLC                            2,370,771       1,447,251
Sky Network Television, Ltd. (b)                     507,716         623,902
Telecom Corporation of New Zealand, Ltd.             400,000         884,765
                                                                ------------
                                                                   4,621,194

Singapore 15.9%
City Developments, Ltd.                              310,000    $  1,431,585
DBS Group Holdings, Ltd.                             114,247       1,348,297
First Capital Corporation, Ltd.                    1,280,000       1,036,260
Fraser & Neave, Ltd.                                 375,000       1,304,162
Hong Leong Finance, Ltd. (Fgn Reg) (b)               143,000         195,667
Neptune Orient Lines, Ltd. (b)                     1,550,000       1,316,705
Sembcorp Logistics, Ltd.                             200,000       1,083,238
Singapore Telecommunications, Ltd.                   823,000       1,365,410
                                                                ------------
                                                                   9,081,324

South Korea 1.7%
Samsung Heavy Industry Company, Ltd. (b)             197,000         613,891
Trigem Computer, Inc.                                 54,500         355,017
                                                                ------------
                                                                     968,908

Taiwan 0.9%
Taiwan Opportunities Fund, Ltd. (b)                   55,000         515,900

Thailand 7.6%
BEC World PCL                                        220,000       1,032,346
Hana Microelectronics PCL                            300,000         744,875
PTT Exploration and Production PCL (Fgn Reg)         356,000         875,809
Siam Cement PCL (Fgn Reg) (b)                        136,000       1,282,551
Southeast Asia Frontier Fund LP (b)                   74,000         397,750
                                                                ------------
                                                                   4,333,331
----------------------------------------------------------------------------
Total Common Stocks (Cost $57,580,513)                            52,841,551
----------------------------------------------------------------------------
Short-Term Investments (a) 8.0%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar

 Call Deposit, 5.50%                            $     85,000          85,000

Time Deposits 7.9%
United States
HSBC Bank USA, 6.5625%, Due 11/01/00               4,500,000       4,500,000
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,585,000)                     4,585,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Investments in Securities (Cost $62,165,513) 100.3%         57,426,551
Other Assets and Liabilities, Net (0.3%)                            (171,486)
----------------------------------------------------------------------------
Net Assets 100.0%                                               $ 57,255,065
============================================================================

                        STRONG FOREIGN MAJORMARKETS FUND

                                                   Shares or
                                                   Principal        Value
                                                    Amount         (Note 2)
-----------------------------------------------------------------------------
Common Stocks 85.5%
Australia 3.1%
National Australia Bank, Ltd.                         1,001     $    13,953
TABCORP Holdings, Ltd.                               15,400          84,004
                                                                -----------
                                                                     97,957

Belgium 0.3%
Fortis (B)                                              320           9,805

Canada 1.9%
Celestica, Inc. (b)                                     500          35,938
Shaw Communications, Inc. Class B                     1,200          24,635
                                                                -----------
                                                                     60,573

Finland 4.3%
Nokia Corporation Sponsored ADR                       1,600          68,400
Nokia Oyj                                             1,640          67,500
                                                                -----------
                                                                    135,900

--------------------------------------------------------------------------------

                 STRONG FOREIGN MAJORMARKETS FUND (continued)


                                                        Shares or
                                                        Principal        Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
France 14.0%
Accor SA                                                    800     $    32,390
BNP Paribas                                                 500          43,119
L'OREAL SA                                                  200          15,278
Lafarge SA                                                  600          44,307
NRJ Group (b)                                               620          20,524
STMicroelectronics NV                                     2,160         111,654
Societe Generale                                          1,200          68,142
Societe Television Francaise 1                              900          49,120
Suez Lyonnaise des Eaux                                     300          45,784
Vivendi SA                                                  196          14,091
                                                                    -----------
                                                                        444,409

Germany 1.6%
Siemens AG                                                  410          52,201

Hong Kong 9.2%
China Mobile, Ltd. (b)                                    4,000          25,776
China Mobile, Ltd. Sponsored ADR (b)                      1,800          55,125
Hutchison Whampoa, Ltd.                                   4,200          52,110
Johnson Electric Holdings, Ltd.                          35,600          70,763
Li & Fung, Ltd.                                          48,000          89,255
                                                                    -----------
                                                                        293,029

India 3.3%
Infosys Technologies, Ltd. Sponsored ADR                    200          30,645
WIPRO, Ltd.                                                 500          25,452
WIPRO, Ltd. ADR (b)                                         600          31,575
Zee Telefilms, Ltd.                                       2,800          18,829
                                                                    -----------
                                                                        106,501

Italy 4.3%
Bipop-Carire Spa                                          6,000          47,567
Mediaset Spa                                              1,800          26,172
Mediolanum Spa                                            2,400          35,242
Telecom Italia Mobile Spa                                 3,090          26,464
                                                                    -----------
                                                                        135,445

Japan 12.7%
Daiwa Securities Group, Inc.                              6,000          66,593
Fuji Television Network, Inc.                                 6          66,097
Fujitsu, Ltd.                                             1,000          17,846
Keyence Corporation                                         100          31,121
NTT DoCoMo, Inc.                                              1          24,695
Nippon Television Network Corporation                        70          39,521
Nomura Securities Company, Ltd.                           2,000          42,504
Rohm Company, Ltd.                                          100          25,255
Shin-Etsu Chemical Company, Ltd.                          1,000          41,127
Sony Corporation                                            400          32,021
Sony Corporation Sponsored ADR                              200          16,600
                                                                    -----------
                                                                        403,380

Malaysia 0.4%
Telekom Malaysia BHD                                      4,000          12,316

Mexico 1.4%
Fomento Economico Mexicano SA de CV
        Sponsored ADR                                     1,200          45,825

Netherlands 3.2%
ASM Lithography Holding NV (b)                            2,100          57,414
KPNQwest NV (b)                                             600          14,775
Koninklijke Philips Electronics NV Sponsored ADR
        New York Registry Shares                            776          30,991
                                                                    -----------
                                                                        103,180

New Zealand 0.0%
Telecom Corporation of New Zealand, Ltd.                    460           1,017

Singapore 1.4%
Singapore Airlines, Ltd.                                  2,000          20,069
Singapore Press Holdings, Ltd.                            1,600          22,896
                                                                    -----------
                                                                         42,965

Spain 2.7%
Banco Santander Central Hispano SA                        5,740     $    55,639
Telefonica SA (b)                                         1,621          30,917
                                                                    -----------
                                                                         86,556

Sweden 1.5%
Skandia Forsakrings AB                                    2,780          47,223

Switzerland 5.8%
Adecco SA                                                   100          69,156
Adecco SA ADR                                               400          34,600
Novartis AG Sponsored ADR                                 1,470          56,411
UBS AG - Registered Shares                                  180          24,936
                                                                    -----------
                                                                        185,103

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Company, Ltd.
        Sponsored ADR (b)                                 1,000          22,688

United Kingdom 13.7%
Baa PLC                                                   3,300          27,376
BAE SYSTEMS PLC                                           5,700          32,308
BG Group PLC                                              8,100          32,367
BP Amoco PLC Sponsored ADR                                1,800          91,688
British Airways PLC Sponsored ADR                           700          31,062
British Telecommunications PLC Sponsored ADR                200          23,800
Energis PLC (b)                                           5,000          42,674
GKN PLC                                                   3,100          35,457
Lattice Goup PLC (b)                                      5,400          11,493
Lloyds TSB Group PLC                                      5,800          58,949
Scottish & Newcastle PLC                                  3,000          20,501
SmithKline Beecham PLC                                        7              90
Vodafone AirTouch PLC                                     6,763          28,077
                                                                    -----------
                                                                        435,842
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,881,156)                                 2,721,915
-------------------------------------------------------------------------------
Short-Term Investments (a) 14.2%
Commercial Paper 1.6%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
        Deposit, 5.50%                              $    52,000          52,000

Time Deposits 12.6%
United States
HSBC Bank USA, 6.5625%, Due 11/01/00                    400,000         400,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $452,000)                            452,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,333,156) 99.7%               3,173,915
Other Assets and Liabilities, Net 0.3%                                    7,939
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $ 3,181,854
===============================================================================

                        STRONG INTERNATIONAL STOCK FUND

                                                     Shares or
                                                     Principal          Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.0%
Australia 3.6%
TABCORP Holdings, Ltd.                                 804,000      $ 4,385,666

Canada 8.3%
Celestica, Inc. (b)                                     17,800        1,279,375
Nortel Networks Corporation                            137,400        6,251,700
Research in Motion, Ltd. (b)                            16,500        1,650,000
Shaw Communications, Inc. Class B                       48,700          999,787
                                                                    -----------
                                                                     10,180,862

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
                  STRONG INTERNATIONAL STOCK FUND (continued)

                                                                Shares or
                                                                Principal         Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
Egypt 0.0%
Suez Cement (b)                                                        30    $         276

Finland 5.5%
Nokia Corporation Sponsored ADR                                    15,700          671,175
Nokia Oyj                                                         149,500        6,153,168
                                                                             -------------
                                                                                 6,824,343

France 13.2%
Accor SA                                                           19,200          777,365
BNP Paribas                                                        17,400        1,500,543
NRJ Group (b)                                                      32,550        1,077,509
STMicroelectronics NV                                             173,600        8,760,057
Societe Generale                                                   20,776        1,179,759
Societe Television Francaise 1                                     40,000        2,183,114
Vivendi SA                                                         11,000          790,827
                                                                             -------------
                                                                                16,269,174

Hong Kong 8.9%
China Mobile, Ltd. (b)                                            124,000          799,061
China Mobile, Ltd. Sponsored ADR (b)                               54,100        1,656,812
Hutchison Whampoa, Ltd.                                           193,600        2,402,031
Johnson Electric Holdings, Ltd.                                 1,207,000        2,399,172
Li & Fung, Ltd.                                                 1,974,000        3,670,604
                                                                             -------------
                                                                                10,927,680

India 4.7%
Infosys Technologies, Ltd. Sponsored ADR                            8,100        1,241,123
UTI-Mastergrowth 93 Fund                                           12,600            4,141
Wipro, Ltd.                                                        40,800        2,076,885
Wipro, Ltd. ADR (b)                                                32,200        1,694,525
Zee Telefilms, Ltd.                                               115,700          778,051
                                                                             -------------
                                                                                 5,794,725

Ireland 0.5%
Connemara Green Marble Quarries PLC (Acquired
 11/21/96 - 6/20/97; Cost $635,000) (b) (d) (e)                    50,800          635,000
Connemara Green Marble Quarries PLC Warrants,
 Expire 9/30/02 (Acquired 11/21/96;
 Cost $0) (b) (d) (e)                                               8,000                0
                                                                             -------------
                                                                                   635,000

Italy 7.7%
Bipop-Carire SPA                                                  443,600        3,516,769
Mediaset Spa                                                      104,800        1,523,786
Mediolanum Spa                                                    210,300        3,088,096
Telecom Italia Mobile Spa                                         150,600        1,289,797
                                                                             -------------
                                                                                 9,418,448

Japan 18.2%
Daiwa Securities Group, Inc.                                      328,000        3,640,430
Fuji Television Network, Inc.                                         109        1,200,771
Hoya Corporation                                                   15,000        1,242,082
Keyence Corporation                                                 6,100        1,898,375
NTT DoCoMo, Inc.                                                       85        2,099,055
Nippon Television Network Corporation                               3,070        1,733,269
Nomura Securities Company, Ltd.                                    79,000        1,678,922
Rohm Company, Ltd.                                                  8,000        2,020,380
Sakura Bank, Ltd.                                                 261,000        1,904,847
Shin-Etsu Chemical Company, Ltd.                                   39,000        1,603,966
Takeda Chemical Industries, Ltd.                                   19,000        1,254,108
Tokyo Electron, Ltd.                                               27,000        2,116,772
                                                                             -------------
                                                                                22,392,977

Mexico 1.1%
Fomento Economico Mexicano SA de CV
 Sponsored ADR                                                     35,500        1,355,656

Netherlands 3.4%
ASM Lithography Holding NV (b)                                    127,800        3,494,033
KPNQwest NV (b)                                                    26,300          647,637
                                                                             -------------
                                                                                 4,141,670

Singapore 1.3%
Singapore Press Holdings, Ltd.                                    107,700        1,541,203

Spain 2.4%
Banco Santander Central Hispano SA                                 85,696    $     830,677
Telefonica SA (b)                                                 111,000        2,117,051
                                                                             -------------
                                                                                 2,947,728

Sweden 1.9%
Skandia Forsakrings AB                                            136,500        2,318,660

Switzerland 2.3%
Adecco SA                                                             745          515,208
Adecco SA ADR                                                       3,000          259,500
Novartis AG (b)                                                       300          455,158
Novartis AG Sponsored ADR                                          40,600        1,558,025
                                                                             -------------
                                                                                 2,787,891

Taiwan 1.6%
Taiwan Semiconductor Manufacturing
 Company, Ltd. Sponsored ADR (b)                                   87,724        1,990,238

United Kingdom 10.7%
BAE SYSTEMS PLC                                                   229,400        1,300,271
BG Group PLC                                                      314,300        1,255,920
BP Amoco PLC Sponsored ADR                                         79,500        4,049,531
Energis PLC (b)                                                   355,600        3,034,968
GKN PLC                                                            47,650          545,003
Lattice Group PLC (b)                                             208,900          444,595
Lloyds TSB Group PLC                                              128,300        1,303,984
Vodafone AirTouch PLC                                             302,430        1,255,558
                                                                             -------------
                                                                                13,189,830
United States 1.7%
JDS Uniphase Corporation (b)                                       26,100        2,123,888
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $91,019,205)                                         119,225,915
------------------------------------------------------------------------------------------
Short-Term Investments (a) 3.2%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
 Deposit, 5.50%                                             $      23,000           23,000

Time Deposits 3.2%
United States
HSBC Bank USA, 6.5625%, Due 11/01/00                            3,900,000        3,900,000
------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,923,000)                                   3,923,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $94,942,205) 100.2%                      123,148,915
Other Assets and Liabilities, Net (0.2%)                                          (232,966)
------------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $ 122,915,949
==========================================================================================

                              STRONG OVERSEAS FUND

                                                               Shares or
                                                               Principal        Value
                                                                  Amount       (Note 2)
-----------------------------------------------------------------------------------------
Common Stocks 99.0%
Australia 3.5%
TABCORP Holdings, Ltd.                                           284,000     $ 1,549,166

Canada 7.6%
Celestica, Inc. (b)                                               10,100         725,937
Nortel Networks Corporation                                       39,800       1,810,900
Research in Motion, Ltd. (b)                                       5,400         540,000
Shaw Communications, Inc. Class B                                 16,000         328,472
                                                                             -----------
                                                                               3,405,309

Finland 4.4%
Nokia Corporation Sponsored ADR                                   20,700         884,925
Nokia OYJ                                                         26,720       1,099,750
                                                                             -----------
                                                                               1,984,675

-----------------------------------------------------------------------------------------
                       STRONG OVERSEAS FUND (continued)

                                                                 Shares or
                                                                 Principal        Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
France 12.6%
Accor SA                                                          13,600     $   550,634
BNP Paribas                                                        6,200         534,676
NRJ Group (b)                                                     11,780         389,956
STMicroelectronics NV                                             49,800       2,541,311
Societe Generale                                                  10,784         612,366
Societe Television Francaise 1                                    13,000         709,512
Vivendi SA                                                         4,000         287,573
                                                                             -----------
                                                                               5,626,028
Hong Kong 8.7%
China Mobile, Ltd. (b)                                            78,000         502,635
China Mobile, Ltd. Sponsored ADR (b)                              27,200         833,000
Hutchison Whampoa, Ltd.                                           64,900         805,227
Johnson Electric Holdings, Ltd.                                  350,400         696,495
Li & Fung, Ltd.                                                  576,000       1,071,058
                                                                             -----------
                                                                               3,908,415
India 5.1%
Infosys Technologies, Ltd. Sponsored ADR                           3,200         490,320
WIPRO, Ltd.                                                       18,700         951,906
WIPRO, Ltd. ADR (b)                                               10,400         547,300
Zee Telefilms, Ltd.                                               44,500         299,250
                                                                             -----------
                                                                               2,288,776
Italy 6.3%
Bipop-Carire Spa                                                  93,000         737,285
Mediaset Spa                                                      32,800         476,910
Mediolanum Spa                                                    79,300       1,164,460
Telecom Italia Mobile Spa                                         51,100         437,640
                                                                             -----------
                                                                               2,816,295
Japan 20.5%
Daiwa Securities Group, Inc.                                      87,000         965,602
Fuji Television Network, Inc.                                         58         638,942
Hoya Corporation                                                  10,000         828,055
Keyence Corporation                                                1,700         529,055
NTT DoCoMo, Inc.                                                      33         814,927
Nippon Television Network Corporation                              1,410         796,062
Nomura Securities Company, Ltd.                                   29,000         616,313
Rohm Company, Ltd.                                                 3,300         833,407
Sakura Bank, Ltd.                                                 80,000         583,861
Shin-Etsu Chemical Company, Ltd.                                  23,000         945,929
Takeda Chemical Industries, Ltd.                                   9,000         594,051
Tokyo Electron, Ltd.                                              12,900       1,011,347
                                                                             -----------
                                                                               9,157,551
Mexico 1.9%
Fomento Economico Mexicano SA de CV
 Sponsored ADR                                                    21,796         832,335

Netherlands 3.2%
ASM Lithography Holding NV (b)                                    44,700       1,234,144
KPNQwest NV (b)                                                    7,800         192,075
                                                                             -----------
                                                                               1,426,219
Singapore 1.3%
Singapore Press Holdings, Ltd.                                    39,900         570,975

Spain 2.3%
Banco Santander Central Hispano SA                                26,494         256,814
Telefonica SA (b)                                                 41,000         781,974
                                                                             -----------
                                                                               1,038,788
Sweden 2.3%
Skandia Forsakrings AB                                            60,400       1,025,986

Switzerland 4.1%
Adecco SA                                                          1,475       1,020,043
Novartis AG Sponsored ADR                                         21,400         821,225
                                                                             -----------
                                                                               1,841,268
Taiwan 2.0%
Taiwan Semiconductor Manufacturing Company, Ltd.
 Sponsored ADR (b)                                                39,712         900,966

United Kingdom 11.8%
BAE SYSTEMS PLC                                                   93,800     $   531,671
BG Group PLC                                                     136,200         544,245
BP Amoco PLC Sponsored ADR                                        31,300       1,594,344
Energis PLC (b)                                                  106,200         906,394
GKN PLC                                                           28,500         325,972
Lattice Group PLC (b)                                             90,500         192,608
Lloyds TSB Group PLC                                              65,700         667,746
Vodafone AirTouch PLC                                            125,253         519,996
                                                                             -----------
                                                                               5,282,976
United States 1.4%
JDS Uniphase Corporation (b)                                       7,400         602,175
----------------------------------------------------------------------------------------
Total Common Stocks (Cost $47,250,732)                                        44,257,903
----------------------------------------------------------------------------------------
Short-Term Investments (a) 1.2%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
 Call Deposit, 5.50%                                        $     32,000          32,000

Time Deposits 1.1%
United States
HSBC Bank USA, 6.5625%, Due 11/01/00                             500,000         500,000
----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $532,000)                                     532,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $47,782,732) 100.2%                     44,789,903
Other Assets and Liabilities, Net (0.2%)                                         (69,928)
----------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $44,719,975
========================================================================================
                         STRONG INTERNATIONAL BOND FUND

                                                            Shares or
                                                            Principal                Value
                                                              Amount              (Note 2)
-------------------------------------------------------------------------------------------
Corporate Bonds 6.3%
New Zealand 1.7%
International Bank for Reconstruction and
 Development Medium-Term Notes, Zero %,
 Due 8/20/07 (c)                                            1,000,000    NZD     $  242,200

United States 4.6%
R&B Falcon Corporation Senior Notes,
 Series B, 6.50%, Due 4/15/03                             $   200,000               191,000
Statia Terminals International/Statia Terminals
 Canada, Inc. First Mortgage Notes, Series B,
 11.75%, Due 11/15/03                                         250,000               253,125
Triton Energy, Ltd./Triton Energy Corporation
 Senior Notes, 8.75%, Due 4/15/02                             200,000               207,800
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,062,520)                                             894,125
-------------------------------------------------------------------------------------------
Government & Agency Issues 57.9%
Australia 2.7%
Australian Government Bonds, 7.50%,
 Due 7/15/05                                                  700,000    AUD        384,421

Denmark 3.7%
Kingdom of Denmark Notes, 7.00%,
 Due 11/15/07                                               4,250,000    DKK        526,081

France 5.8%
Government of France Debentures, 8.50%,
 Due 11/25/02                                                 914,694    EUR        826,270

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                             October 31, 2000
-----------------------------------------------------------------------------------------------
                  STRONG INTERNATIONAL BOND FUND (continued)

                                                                   Shares or
                                                                   Principal           Value
                                                                    Amount            (Note 2)
-----------------------------------------------------------------------------------------------
Germany 12.8%
Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07 (c)                                                  2,072,583  EUR   $ 1,832,749

Italy 9.8%
Buoni Poliennali Del Tes Bonds, 7.75%,
  Due 11/01/06 (c)                                                 1,478,988  EUR     1,392,732

United Kingdom 23.1%
United Kingdom Treasury Bonds, 5.00%,
  Due 6/07/04                                                        375,000  GBP       531,513
United Kingdom Treasury Bonds, 6.50%,
  Due 12/07/03                                                       375,000  GBP       554,394
United Kingdom Treasury Bonds, 7.00%,
  Due 6/07/02                                                      1,500,000  GBP     2,212,307
                                                                                    -----------
                                                                                      3,298,214
-----------------------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $10,143,303)                                   8,260,467
-----------------------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed Securities 7.7%
United States
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (c) (d)                                             $  268,210            264,507
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.6849%,
  Due 1/25/22 (c)                                                    166,708            166,039
  Series 1991-3, Class A1, 7.5024%,
  Due 2/20/21 (c)                                                    318,980            317,611
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1992-4, Class A5, Interest Only,
  0.625%, Due 10/25/22 (c)                                         7,012,895             70,129
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Certificates, Series 1995-1, Class B-5,
  7.9361%, Due 10/25/28 (c)                                          272,800            272,267
-----------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $1,016,645)                                                        1,090,553
-----------------------------------------------------------------------------------------------

Short-Term Investments (a) 27.4%
Commercial Paper 0.6%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
  Call Deposit, 5.50%                                                 78,000             78,000

Corporate Bonds 1.3%
United States
Viacom International, Inc. Senior Subordinated
  Notes, 10.25%, Due 9/15/01                                         180,000            184,616

Government & Agency Issues 7.3%
Denmark 3.5%
Kingdom of Denmark Notes, 9.00%,
  Due 11/15/00                                                     4,400,000  DKK       502,393

Finland 3.1%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                                      3,000,000  FIM       445,341

United States 0.7%
United States Treasury Bills, Due 4/26/01 (c)                     $  100,000        $    97,037
                                                                                    -----------
Total Government & Agency Issues                                                      1,044,771

Time Deposits 18.2%
United States
HSBC Bank USA, 6.5625%, Due 11/01/00                               2,600,000          2,600,000
-----------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,371,820)                                        3,907,387
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $16,594,288) 99.3%                             14,152,532
Other Assets and Liabilities, Net 0.7%                                                  103,540
-----------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                   $14,256,072
===============================================================================================

FUTURES
-----------------------------------------------------------------------------------------------
                                                Expiration      Underlying Face     Unrealized
                                                  Date          Amount at Value    Appreciation
-----------------------------------------------------------------------------------------------
Purchased:
21 Ten-Year Euro Bonds                           12/00            $1,877,146          $14,418
 3 Ten-Year Japanese Government Bonds            12/00             3,663,522           56,782

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-----------------------------------------------------------------------------------------------
                                                                                   Unrealized
                                             Settlement                           Appreciation
                                                Date             Value in USD    (Depreciation)
-----------------------------------------------------------------------------------------------
Purchased:
  1,000,000   CAD                              4/04/01           $   659,324        ($  7,788)
  2,050,000   EUR                              2/07/01             1,747,082         (125,286)
  1,150,000   GBP                              4/04/01             1,669,225          (25,128)
550,000,000   JPY                              2/07/01             5,136,754         (123,383)

Sold:
  1,150,000   AUD                              4/04/01               598,856           26,686
  9,500,000   DKK                              1/04/01             1,086,679           38,514
----------------------------------------------------------------------------------------------

                       STRONG SHORT-TERM GLOBAL BOND FUND

                                                                   Shares or
                                                                   Principal          Value
                                                                     Amount          (Note 2)
-----------------------------------------------------------------------------------------------
Corporate Bonds 22.4%
Canada 2.6%
Acetex Corporation Senior Secured Notes,
  9.75%, Due 10/01/03                                              1,000,000  USD   $   940,000
MetroNet Communications Corporation
  Senior Yankee Notes, 12.00%, Due 8/15/07                           350,000  USD       389,713
                                                                                    -----------
                                                                                      1,329,713

New Zealand 0.5%
International Bank for Reconstruction and
  Development Medium-Term Notes, Zero %,
  Due 8/20/07                                                      1,000,000  NZD       242,200

United Kingdom 0.9%
Telewest PLC Senior Discount Debentures,
  11.00%, Due 10/01/07 (c)                                           500,000  USD       437,500

United States 18.4%
Adelphia Communications Corporation
  Senior Notes, 9.25%, Due 10/01/02                               $1,000,000            985,000
Cendant Corporation Notes, 7.75%,
  Due 12/01/03                                                       500,000            485,298
International Paper Company Floating Rate
  Notes, 7.6025%, Due 7/08/02 (d)                                  1,000,000          1,002,674
NTL, Inc. Senior Notes, Series A, 12.75%,
  Due 4/15/05                                                      1,000,000            980,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                                500,000            472,500

--------------------------------------------------------------------------------------
                  STRONG SHORT-TERM GLOBAL BOND FUND (continued)

                                                            Shares or
                                                            Principal         Value
                                                             Amount          (Note 2)
--------------------------------------------------------------------------------------
R&B Falcon Corporation Senior Notes,
  Series B, 6.50%, Due 4/15/03                              $1,000,000     $   955,000
Radio One, Inc. Senior Subordinated Notes,
  Series B, 12.00%, Due 5/15/04                              1,000,000       1,040,000
Tenet Healthcare Corporation Senior Notes,
  8.625%, Due 12/01/03                                       1,000,000       1,007,756
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                           1,000,000       1,039,000
USA Waste Services, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                                 500,000         482,519
WMX Technologies, Inc. Notes, 7.10%,
  Due 8/01/26                                                  500,000         482,688
Young Broadcasting, Inc. Senior Subordinated
  Notes, 11.75%, Due 11/15/04                                  500,000         512,500
                                                                           -----------
                                                                             9,444,935
--------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $11,671,609)                                    11,454,348
--------------------------------------------------------------------------------------
Government & Agency Issues 24.9%
Australia 2.9%
Australian Government Bonds, 6.75%,
  Due 11/15/06                                               2,750,000  AUD  1,473,665

Germany 3.0%
Republic of Germany Bonds, Series 96, 6.25%,
  Due 4/26/06                                                1,750,000  EUR  1,555,750

United Kingdom 4.3%
United Kingdom Treasury Bonds, 7.00%,
  Due 6/07/02                                                1,500,000  GBP  2,212,306

United States 14.7%
FHLMC Multi-Class Mortgage Participation
  Certificates, 9.50%, Due 6/15/06 (c)                      $  668,674         682,006
FHLMC Participation Certificates:
  7.00%, Due 5/01/03 thru 7/15/06                            1,024,010       1,021,129
  7.69%, Due 7/01/10                                           162,098         163,980
  9.00%, Due 8/01/18                                           576,257         599,640
 10.00%, Due 6/01/05                                           238,277         245,665
FNMA Guaranteed Mortgage Pass-Thru
  Certificates, Pool 372179, 11.00%,
  Due 4/01/12                                                  203,741         221,010
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  Pool 149167, 10.50%, Due 8/01/20 (c)                         189,352         202,431
  Pool 313629, 8.50%, Due 11/01/02 (c)                         659,182         662,193
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Mortgage
  Certificates, Pool 365418, 7.266%,
  Due 1/01/23                                                  400,230         403,351
GNMA Guaranteed Pass-Thru Certificates,
  Pool 234503, 9.50%, Due 12/15/17                           3,127,793       3,288,269
                                                                           -----------
                                                                             7,489,674
--------------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $13,160,834)                         12,731,395
--------------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed
  Securities 16.8%
United States
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (d)                                              536,419         529,014
DLJ Acceptance Trust Collateralized Mortgage
  Obligation, Series 1989-1, Class F, 11.00%,
  Due 8/01/19 (c)                                            1,319,254       1,431,062
DLJ Mortgage Acceptance Corporation Variable
 Rate Mortgage Pass-Thru Certificates:
 Series 1990-2, Class A, 7.6849%, Due 1/25/22               $  666,832      $  664,155
 Series 1991-3, Class A1, 7.5024%, Due 2/20/21 (c)             637,961         635,222
Duke Funding I, Ltd. Floating Rate Notes,
 Class A, 7.125%, Due 11/10/30 (f)                           1,500,000       1,494,300
Empire Funding Home Loan Owner Trust
 Asset-Backed Notes, Series 1997-4,
 Class A-3, 7.11%, Due 7/25/14 (c)                             549,934         547,625
Kmart CMBS Financing, Inc. Floating Rate
 Commercial Mortgage Pass-Thru Certificates,
 Series 1997-1, Class D, 7.72%, Due 3/01/07 (d)              2,000,000       1,994,090
Merrill Lynch Credit Corporation Mortgage
 Investors, Inc. Senior Subordinated Variable Rate
 Mortgage Pass-Thru Certificates, Series 1994-A,
 Class A4, 8.0279%, Due 7/15/19                                730,324         731,574
Resolution Trust Corporation Mortgage
 Pass-Thru Securities, Inc. Variable Rate
 Certificates, Series 1995-1, Class B-5,
        7.9361%, Due 10/25/28 (c)                              131,918         131,660
Ryland Mortgage Securities Corporation Variable
        Rate Mortgage Participation Securities,
        Series 1990-C1, Class A, 6.8319%,
        Due 10/25/20                                           440,072         435,554
--------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
        Securities (Cost $8,525,605)                                         8,594,256
--------------------------------------------------------------------------------------
Short-Term Investments (a) 40.4%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 5.50%                                                95,000          95,000

Corporate Bonds 5.9%
United States
Enron Corporation Floating Rate Notes, 7.11%,
        Due 9/10/01 (d)                                      1,000,000       1,000,335
GS Escrow Corporation Senior Notes, 6.75%,
        Due 8/01/01                                          1,000,000         987,412
Raytheon Company Floating Rate Notes, 7.02%,
        Due 8/10/01                                          1,000,000       1,000,926
                                                                             ---------
Total Corporate Bonds                                                        2,988,673

Government & Agency Issues 0.1%
United States
United States Treasury Bills, Due 4/26/01 (c)                   65,000          63,074

Time Deposits 34.2%
United States
HSBC Bank USA, 6.5625%, Due 11/01/00                        17,500,000      17,500,000
--------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,656,067)                             20,646,747
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Investments in Securities (Cost $54,014,115) 104.5%                   53,426,746
Other Assets and Liabilities, Net (4.5%)                                    (2,283,188)
--------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $51,143,558
======================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 2000
--------------------------------------------------------------------------------
                STRONG SHORT-TERM GLOBAL BOND FUND (continued)
--------------------------------------------------------------------------------



FUTURES
--------------------------------------------------------------------------------
                                                                   Unrealized
                                  Expiration  Underlying Face    Appreciation
                                    Date      Amount at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
25 Ten-Year Euro Bonds              12/00       $2,234,697       $   17,164

Sold:
 8 Five-Year U.S. Treasury Notes    12/00          805,500           (5,847)
 9 Ten-Year Australian
   Government Bonds                 12/00          666,186           (3,475)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                 Settlement                        Unrealized
                                    Date      Value in USD       Appreciation
--------------------------------------------------------------------------------
Sold:
2,865,000 AUD                      8/07/01      $1,492,379       $  185,939
1,870,000 EUR                      8/07/01       1,604,211          117,311
1,525,000 GBP                     12/27/00       2,210,472           93,803
  595,000 NZD                      2/07/01         235,852           34,873


--------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- Euro
FIM -- Finnish Mark
GBP -- British Pound
JPY -- Japanese Yen
NZD -- New Zealand Dollar
USD -- United States Dollar


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged or segregated to cover margin requirements for futures contracts or when-issued securities.
(d)  Restricted security.
(e)  Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
(f)  All or a portion of security is when-issued.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

                                                                                (In Thousands, Except per Share Amounts)

                                                                                           Strong
                                                                                           Foreign        Strong         Strong
                                                                        Strong Asia     Major Markets   International   Overseas
                                                                        Pacific Fund        Fund          Stock Fund      Fund
                                                                        ------------    -------------   -------------   --------
Assets:
   Investments in Securities, at Value
        Unaffiliated Issuers (Cost of $62,166, $3,333,
        $94,307 and $47,783, respectively)                               $  57,427         $   3,174      $ 122,514    $  44,790
        Affiliated Issuers (Cost of $0, $0, $635 and $0, respectively)          --                --            635           --
   Receivable for Securities                                                   568                 7            301          126
   Receivable for Fund Shares Sold                                              28                --            190           41
   Dividends and Interest Receivable                                            63                 5            153           45
   Other Assets                                                                131                 7             92           11
                                                                         ---------         ---------      ---------    ---------
   Total Assets                                                             58,217             3,193        123,885       45,013

Liabilities:
   Payable for Securities and Forward
        Foreign Currency Contracts Purchased                                   370                10            448          162
   Payable for Fund Shares Redeemed                                            544                --            433           99
   Accrued Operating Expenses and Other Liabilities                             48                 1             88           32
                                                                         ---------         ---------      ---------    ---------
   Total Liabilities                                                           962                11            969          293
                                                                         ---------         ---------      ---------    ---------
Net Assets                                                               $  57,255         $   3,182      $ 122,916    $  44,720
                                                                         =========         =========      =========    =========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                         $  64,150         $   3,387      $ 136,441    $  58,095
   Undistributed Net Investment Income                                       1,351                --             --           --
   Accumulated Net Realized Loss                                            (3,495)              (45)       (41,705)     (10,380)
   Net Unrealized Appreciation (Depreciation)                               (4,751)             (160)        28,180       (2,995)
                                                                         ---------         ---------      ---------    ---------
   Net Assets                                                            $  57,255         $   3,182      $ 122,916    $  44,720
                                                                         =========         =========      =========    =========
Capital Shares Outstanding (Unlimited Number Authorized)                     7,350               314          9,186        2,948

Net Asset Value Per Share                                                $    7.79         $   10.14      $   13.38    $   15.17
                                                                         =========         =========      =========    =========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2000

                                                                                 (In Thousands, Except per Share Amounts)

                                                                                       Strong           Strong Short-
                                                                                   International         Term Global
                                                                                     Bond Fund            Bond Fund
                                                                                   --------------       --------------
Assets:
  Investments in Securities, at Value (Cost of $16,594 and $54,014, respectively)    $ 14,153             $ 53,427
  Receivable for Securities and Forward Foreign Currency Contracts Sold                    65                  432
  Receivable for Fund Shares Sold                                                           1                    2
  Interest Receivable                                                                     348                  516
  Paydown Receivable                                                                       --                   27
  Variation Margin Receivable                                                              --                    2
  Other Assets                                                                              4                    8
                                                                                     --------             --------
  Total Assets                                                                         14,571               54,414

Liabilities:
  Payable for Securities and Forward Foreign Currency Contracts Purchased                 282                2,987
  Payable for Fund Shares Redeemed                                                         15                   --
  Dividends Payable                                                                        --                  254
  Accrued Operating Expenses and Other Liabilities                                         18                   29
                                                                                     --------             --------
  Total Liabilities                                                                       315                3,270
                                                                                     --------             --------
Net Assets                                                                           $ 14,256             $ 51,144
                                                                                     ========             ========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                     $ 17,349             $ 55,226
   Undistributed Net Investment Income                                                    255                  361
   Accumulated Net Realized Loss                                                         (739)              (4,289)
   Net Unrealized Depreciation                                                         (2,609)                (154)
                                                                                     --------             --------
   Net Assets                                                                        $ 14,256             $ 51,144
                                                                                     ========             ========

Capital Shares Outstanding (Unlimited Number Authorized)                                1,565                5,046

Net Asset Value Per Share                                                            $   9.11             $  10.14
                                                                                     ========             ========

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                                      (In Thousands)

                                                                                     Strong
                                                                                     Foreign          Strong         Strong
                                                                   Strong Asia     MajorMarkets    International    Overseas
                                                                   Pacific Fund        Fund          Stock Fund       Fund
                                                                   ------------    ------------    -------------    --------
Income:
    Dividends (net of foreign withholding taxes of
      $272, $2, $111 and $37, respectively)                            $  1,121          $   35        $   1,332      $  449
    Interest                                                                308              12              187         221
                                                                   ------------    ------------    -------------    --------
    Total Income                                                          1,429              47            1,519         670

Expenses:
    Investment Advisory Fees                                              1,025              33            1,655         462
    Custodian Fees                                                          236              62              220         100
    Shareholder Servicing Costs                                             283              12              504         158
    Interest Expense                                                         17               1              140           1
    Professional Fees                                                        22              11               37          10
    Reports to Shareholders                                                  90               6              131          49
    Federal and State Registration Fees                                      47               9               21          25
    Other                                                                     7               2               10           7
                                                                   ------------    ------------    -------------    --------
    Total Expenses before Waivers and Absorptions                         1,727             136            2,718         812
    Involuntary Expense Waivers and Absorptions by Advisor                   --             (70)              --         (16)
                                                                   ------------    ------------    -------------    --------
    Expenses, Net                                                         1,727              66            2,718         796
                                                                   ------------    ------------    -------------    --------
Net Investment Loss                                                        (298)            (19)          (1,199)       (126)

Realized and Unrealized Gain (Loss):
    Net Realized Gain (Loss) on:
      Investments                                                         3,675             (85)          18,218      (9,739)
      Futures Contracts and Forward Foreign
         Currency Contracts                                                  --              44              597        (398)
      Foreign Currencies                                                      3              --              (12)         (4)
                                                                   ------------    ------------    -------------    --------
      Net Realized Gain (Loss)                                            3,678             (41)          18,803     (10,141)
    Net Change in Unrealized Appreciation/Depreciation on:
       Investments                                                      (10,336)           (291)         (12,214)     (5,162)
       Futures Contracts and Forward Foreign
          Currency Contracts                                                 --              (7)              80           2
       Foreign Currencies                                                   (23)             --              (21)         (2)
                                                                   ------------    ------------    -------------    --------
       Net Change in Unrealized Appreciation/Depreciation               (10,359)           (298)         (12,155)     (5,162)
                                                                   ------------    ------------    -------------    --------
Net Gain (Loss) on Investments                                           (6,681)           (339)           6,648     (15,303)
                                                                   ------------    ------------    -------------    --------
Net Increase (Decrease) in Net Assets
       Resulting from Operations                                      ($  6,979)        ($  358)       $   5,449    ($15,429)
                                                                   ============    ============    =============    ========


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                              (In Thousands)

                                                                                            Strong
                                                                            Strong        Short-Term
                                                                        International       Global
                                                                          Bond Fund       Bond Fund
                                                                        --------------   ------------
Interest Income                                                         $          975   $      3,260

Expenses:
   Investment Advisory Fees                                                        108            300
   Custodian Fees                                                                   41             50
   Shareholder Servicing Costs                                                      53            120
   Professional Fees                                                                15              16
   Reports to Shareholders                                                          18              34
   Federal and State Registration Fees                                              21              23
   Other                                                                             4               9
                                                                        --------------   -------------
   Total Expenses                                                                  260             552
                                                                        --------------   -------------
Net Investment Income                                                              715           2,708

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
       Investments                                                                (693)           (646)
       Futures Contracts and Forward Foreign Currency Contracts                    478             628
       Foreign Currencies                                                          (40)             (9)
                                                                        --------------   -------------
       Net Realized Loss                                                          (255)            (27)
   Net Change in Unrealized Appreciation/Depreciation on:
       Investments                                                              (1,306)           (352)
       Futures Contracts and Forward Foreign Currency Contracts                   (868)            395
       Foreign Currencies                                                          (12)             (7)
                                                                        --------------   -------------
       Net Change in Unrealized Appreciation/Depreciation                       (2,186)             36
                                                                        --------------   -------------
Net Gain (Loss) on Investments                                                  (2,441)              9
                                                                        --------------   -------------
Net Increase (Decrease) in Net Assets Resulting from Operations        ($        1,726)  $       2,717
                                                                        ==============   =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                                                                  Strong Foreign
                                                            Strong Asia Pacific Fund             MajorMarkets Fund
                                                         -------------------------------   ----------------------------
                                                           Year Ended      Year Ended       Year Ended      Year Ended
                                                          Oct. 31, 2000   Oct. 31, 1999    Oct. 31, 2000   Oct. 31, 1999
                                                         --------------   --------------   -------------   -------------
Operations:
  Net Investment Income (Loss)                             ($    298)      $     128        ($     19)      $        4
  Net Realized Gain (Loss)                                     3,678          18,157              (41)             212
  Net Change in Unrealized Appreciation/Depreciation         (10,359)          7,815             (298)             215
                                                           ---------       ---------        ---------       ----------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                            (6,979)         26,100             (358)             431

Distributions:
  From Net Investment Income                                  (4,599)             --               (4)              --
  From Net Realized Gains                                         --              --             (190)              --
                                                           ---------       ---------        ---------       ----------
  Total Distributions                                         (4,599)             --             (194)              --

Capital Share Transactions:
  Proceeds from Shares Sold                                  282,329         237,030            9,615            2,771
  Proceeds from Reinvestment of Distributions                  4,359              --              191               --
  Payment for Shares Redeemed                               (321,260)       (181,435)          (8,095)          (2,643)
                                                           ---------       ---------        ---------       ----------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                           (34,572)         55,595            1,711              128
                                                           ---------       ---------        ---------       ----------
Total Increase (Decrease) in Net Assets                      (46,150)         81,695            1,159              559

Net Assets:
  Beginning of Year                                          103,405          21,710            2,023            1,464
                                                           ---------       ---------        ---------       ----------
  End of Year                                               $ 57,255       $ 103,405         $  3,182       $    2,023
                                                            ========       =========         ========       ==========
Transactions in Shares of the Fund:
  Sold                                                        28,032          28,350              786              265
  Issued in Reinvestment of Distributions                        374              --               14               --
  Redeemed                                                   (31,804)        (21,597)            (658)            (250)
                                                           ---------       ---------        ---------       ----------
  Net Increase (Decrease) in Shares of the Fund               (3,398)          6,753              142               15
                                                           =========       =========        =========       ==========


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                         (In Thousands)

                                                             Strong International Stock Fund              Strong Overseas Fund
                                                             --------------------------------        -----------------------------
                                                              Year Ended         Year Ended           Year Ended      Year Ended
                                                             Oct. 31, 2000      Oct. 31, 1999        Oct. 31, 2000   Oct. 31, 1999
                                                             -------------      -------------        -------------   -------------
Operations:
  Net Investment Loss                                         ($    1,199)       ($      701)          ($     126)      ($     40)
  Net Realized Gain (Loss)                                         18,803               (204)             (10,141)            262
  Net Change in Unrealized Appreciation/Depreciation              (12,155)            39,468               (5,162)          2,113
                                                              -----------        -----------           ----------       ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                 5,449             38,563              (15,429)          2,335
Distributions In Excess of Net Investment Income                       --               (571)                  --              --

Capital Share Transactions:
  Proceeds from Shares Sold                                       481,426            150,687              116,364           9,498
  Proceeds from Reinvestment of Distributions                          --                554                   --              --
  Payment for Shares Redeemed                                    (476,376)          (172,836)             (63,466)         (7,309)
                                                              -----------        -----------           ----------       ---------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                      5,050            (21,595)              52,898           2,189
                                                              -----------        -----------           ----------       ---------
Total Increase in Net Assets                                       10,499             16,397               37,469           4,524

Net Assets:
  Beginning of Year                                               112,417             96,020                7,251           2,727
                                                              -----------        -----------           ----------       ---------
  End of Year                                                  $  122,916         $  112,417            $  44,720        $  7,251
                                                              ===========        ===========           ==========       =========

Transactions in Shares of the Fund:
  Sold                                                             28,046             14,284                5,708             820
  Issued in Reinvestment of Distributions                              --                 56                   --              --
  Redeemed                                                        (27,513)           (16,416)              (3,265)           (647)
                                                              -----------        -----------           ----------       ---------
  Net Increase (Decrease) in Shares of the Fund                       533             (2,076)               2,443             173
                                                              ===========        ===========           ==========       =========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                               Strong International              Strong Short-Term
                                                                     Bond Fund                   Global Bond Fund
                                                           -----------------------------   -----------------------------
                                                            Year Ended      Year Ended      Year Ended      Year Ended
                                                           Oct. 31, 2000   Oct. 31, 1999   Oct. 31, 2000   Oct. 31, 1999
                                                           -------------   -------------   -------------   -------------
Operations:
  Net Investment Income                                         $    715        $    881       $   2,708       $   2,986
  Net Realized Gain (Loss)                                          (255)            171             (27)           (246)
  Net Change in Unrealized Appreciation/Depreciation              (2,186)         (2,097)             36             813
                                                           -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                               (1,726)         (1,045)          2,717           3,553

Distributions From Net Investment Income                            (900)         (1,075)         (3,064)         (3,197)

Capital Share Transactions:
  Proceeds from Shares Sold                                        7,783          12,058          32,615          21,365
  Proceeds from Reinvestment of Distributions                        825             995           2,761           3,126
  Payment for Shares Redeemed                                    (10,498)        (12,320)        (28,096)        (56,039)
                                                           -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                    (1,890)            733           7,280         (31,548)
                                                           -------------   -------------   -------------   -------------
Total Increase (Decrease) in Net Assets                           (4,516)         (1,387)          6,933         (31,192)

Net Assets:
  Beginning of Year                                               18,772          20,159          44,211          75,403
                                                           -------------   -------------   -------------   -------------
  End of Year                                                   $ 14,256        $ 18,772       $  51,144       $  44,211
                                                           =============   =============   =============   =============
Transactions in Shares of the Fund:
  Sold                                                               804           1,111           3,211           2,089
  Issued in Reinvestment of Distributions                             83              89             272             306
  Redeemed                                                        (1,086)         (1,131)         (2,768)         (5,482)
                                                           -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Shares of the Fund                     (199)             69             715          (3,087)
                                                           =============   =============   =============   =============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     - Strong Asia Pacific Fund, Inc./(1)(2)/
     - Strong Foreign MajorMarkets Fund/(2)/ (a series of Strong International Equity Funds, Inc./(1)/
     - Strong International Stock Fund/(2)/ (a series of Strong International Equity Funds, Inc./(1)/
     - Strong Overseas Fund/(2)/ (a series of Strong International Equity Funds, Inc./(1)/
     - Strong International Bond Fund/(3)/ (a series of Strong International Income Funds, Inc./(1)/
     - Strong Short-Term Global Bond Fund, Inc./(1)(2)/*

       /(1)/ An open-end management investment company registered under the
             Investment Company Act of 1940, as amended.
       /(2)/ Diversified fund
       /(3)/ Non-diversified fund
         * Effective November 30, 2000, the Strong Short-Term Global Bond Fund changed its name to the Strong Advisor Short Duration Bond Fund and introduced four new classes of shares for distribution.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at October 31, 2000 which are either 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                         Aggregate     Aggregate     Percent of
                                           Cost        Fair Value    Net Assets
                                         ---------     ----------     ----------
     Strong International Stock Fund      $635,000      $635,000         0.5%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Strong Short-Term Global Bond Fund pays dividends from net investment income monthly, Strong International Bond Fund pays dividends from net investment income quarterly, and Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund pay dividends from net investment income annually. The Funds distribute any net realized capital gains annually. Strong Short-Term Global Bond Fund declares dividends on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  Related Party Transactions
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund 1.00%, Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------
October 31, 2000

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 2000 is as follows:


                                                                        Shareholder
                                                   Payable to          Servicing and      Transfer Agency      Unaffiliated
                                                   Advisor at         Other Expenses          Banking           Directors'
                                                October 31, 2000      Paid to Advisor    Charges/(Credits)         Fees
                                                ----------------      ---------------    -----------------     ------------
     Strong Asia Pacific Fund                      $ 21,037               $283,995            ($   214)         $  2,764
     Strong Foreign MajorMarkets Fund                  --                   11,603               1,676               814
     Strong International Stock Fund                 44,970                505,418                 527             3,432
     Strong Overseas Fund                            16,736                158,189               4,080             1,042
     Strong International Bond Fund                   4,625                 53,287               1,663             1,037
     Strong Short-Term Global Bond Fund               9,783                120,115               5,110             1,432

     The Advisor owns 36.2% of Strong Foreign MajorMarkets Fund at October 31, 2000.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. During the year ended October 31, 2000, the Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund had an outstanding average daily balance of $260,822, $18,630, $2,089,315 and $18,082, respectively, under the LOC. The maximum amount outstanding for each Fund during that period was $7,200,000, $300,000, $16,700,000 and $1,200,000, respectively. Interest expense for each Fund amounted to $17,281, $1,254, $139,739 and $1,291, respectively, for the year ended October 31, 2000. At October 31, 2000, there were no borrowings by the Funds under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities for the year ended October 31, 2000 were as follows:


                                                    Purchases                             Sales
                                            ----------------------------       ----------------------------
                                            U.S. Government                    U.S. Government
                                              and Agency         Other           and Agency        Other
                                            ---------------   -----------      ---------------  -----------
     Strong Asia Pacific Fund                      --        $171,946,620    $       --        $194,894,078
     Strong Foreign MajorMarkets Fund              --           5,613,225            --           4,371,994
     Strong International Stock Fund               --         163,820,728            --         159,870,383
     Strong Overseas Fund                          --         101,265,892            --          48,861,162
     Strong International Bond Fund                --          10,978,720       253,640          11,483,807
     Strong Short-Term Global Bond Fund            --          19,740,766     4,167,980          16,072,373

6.   Income Tax Information
     At October 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes were as follows:

                                           Federal Tax      Unrealized      Unrealized    Net Appreciation/   Net Capital Loss
                                               Cost        Appreciation    Depreciation    (Depreciation)        Carryovers
                                           -----------     ------------    ------------   ----------------    ----------------
     Strong Asia Pacific Fund              $ 62,704,217   $  3,437,214     $  8,714,880   ($ 5,277,666)       $  3,069,001
     Strong Foreign MajorMarkets Fund         3,358,773        184,551          369,409       (184,858)             18,367
     Strong International Stock Fund         95,670,633     37,732,436       10,254,154     27,478,282          40,932,613
     Strong Overseas Fund                    48,352,334      3,323,290        6,885,721     (3,562,431)          9,790,767
     Strong International Bond Fund          16,682,222         87,860        2,617,550     (2,529,690)            650,500
     Strong Short-Term Global Bond Fund      54,014,115        265,960          853,329       (587,369)          4,289,428

    The Strong International Stock Fund and the Strong International Bond Fund utilized $18,529,299 and $293,628, respectively, of their capital loss carryovers during the year ended October 31, 2000.

    For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2000, which is designated as qualifying for the dividends-received deduction, are as follows (unaudited):
    Strong Asia Pacific Fund 0.0%, Strong Foreign MajorMarkets Fund 0.0%, Strong International Stock Fund 0.0%, Strong Overseas Fund 0.0%, Strong International Bond Fund 0.0%, and Strong Short-Term Global Bond Fund 0.0%.

7.  Investments in Affiliates

    Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2000 is as follows:

                                            Balance of       Gross      Gross Sales    Balance of     Value    Dividend Income
                                           Shares Held     Purchases       and        Shares Held    Oct. 31,   Nov. 1, 1999-
                                           Nov. 1, 1999  and Additions  Reductions   Oct. 31, 2000     2000      Oct. 31, 2000
                                           ------------  -------------  ----------   -------------   --------   --------------
    Strong International Stock Fund
    -------------------------------
    Connemara Green Marble Quarries PLC      50,800           --           --           50,800       $635,000        --
    Connemara Green Marble Quarries PLC
     Warrants                                 8,000           --           --            8,000          --           --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                         -----------------------------------------------------------
                                                                          Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                                2000       1999       1998       1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $   9.62    $  5.43     $ 7.35    $  9.51     $  9.55
Income From Investment Operations:
   Net Investment Income (Loss)                                             (0.19)      0.05       0.07       0.01        0.06
   Net Realized and Unrealized Gains (Losses) on Investments                (1.24)      4.14      (1.90)     (2.01)       0.31
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         (1.43)      4.19      (1.83)     (2.00)       0.37
Less Distributions:
   From Net Investment Income                                               (0.40)        --      (0.07)     (0.01)      (0.06)
   In Excess of Net Investment Income                                          --         --      (0.02)     (0.03)      (0.35)
   From Net Realized Gains                                                     --         --         --      (0.10)         --
   In Excess of Net Realized Gains                                             --         --         --      (0.02)         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.40)        --      (0.09)     (0.16)      (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $   7.79    $  9.62     $ 5.43    $  7.35     $  9.51
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                             -16.2%     +77.2%     -25.1%     -21.5%       +3.8%
   Net Assets, End of Period (In Millions)                               $     57    $   103     $   22    $    30     $    72
   Ratio of Expenses to Average Net Assets without
       Waivers and Absorptions                                                1.7%       2.0%       2.0%       2.0%        2.0%
   Ratio of Expenses to Average Net Assets                                    1.7%       1.7%       2.0%       2.0%        2.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets               (0.3%)      0.2%       1.1%       0.1%        2.0%
   Portfolio Turnover Rate                                                  181.5%     206.1%     192.9%      96.7%       91.4%

STRONG FOREIGN MAJORMARKETS FUND
------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                                     ---------------------------------------------
                                                                      Oct. 31,        Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                           2000             1999           1998/(b)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   11.78          $  9.31           $ 0.00
Income From Investment Operations:
   Net Investment Income (Loss)                                         (0.06)            0.03            (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments            (0.52)            2.44            (0.68)
------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (0.58)            2.47            (0.69)
Less Distributions:
   From Net Investment Income                                           (0.03)              --               --
   From Net Realized Gains                                              (1.03)              --               --
------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (1.06)              --               --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   10.14          $ 11.78           $ 9.31
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -6.9%           +26.5%            -6.9%
   Net Assets, End of Period (In Millions)                                 $3               $2               $1
   Ratio of Expenses to Average Net Assets without
       Waivers and Absorptions                                            2.0%             2.0%             2.0%*
   Ratio of Expenses to Average Net Assets                                2.0%             2.0%             2.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets           (0.6%)            0.2%            (0.5%)*
   Portfolio Turnover Rate                                              143.9%           144.5%            16.5%

   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from June 30, 1998 (inception) to October 31, 1998.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                               ---------------------------------------------------------------------
                                                                  Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                        2000         1999         1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $12.99      $ 8.95        $11.99         $13.75       $13.03
Income From Investment Operations:
     Net Investment Income (Loss)                                   (0.13)      (0.09)         0.00/(b)/      0.01         0.17
     Net Realized and Unrealized Gains (Losses) on Investments       0.52        4.19         (2.48)         (0.69)        1.11
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                0.39        4.10         (2.48)         (0.68)        1.28
Less Distributions:
     From Net Investment Income                                        --          --         (0.00)/(b)/    (0.01)       (0.18)
     In Excess of Net Investment Income                                --       (0.06)        (0.30)         (0.26)       (0.38)
     From Net Realized Gains                                           --          --         (0.26)         (0.81)          --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                               --       (0.06)        (0.56)         (1.08)       (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $13.38      $12.99        $ 8.95         $11.99       $13.75
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                    +3.0%      +46.0%        -21.4%          -5.7%        +9.8%
     Net Assets, End of Period (In Millions)                         $123        $112           $96           $180         $304
     Ratio of Expenses to Average Net Assets                          1.6%        1.8%          1.9%           1.6%         1.7%
     Ratio of Net Investment Income (Loss) to Average Net Assets     (0.7%)      (0.7%)        (0.1%)          0.5%         0.6%
     Portfolio Turnover Rate                                        100.2%       84.9%        228.2%         143.7%       108.6%

STRONG OVERSEAS FUND
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                              ----------------------------------------
                                                                               Oct. 31,        Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                                     2000            1999        1998/(c)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $14.37        $ 8.20          $10.00
Income From Investment Operations:
     Net Investment Loss                                                         (0.04)        (0.08)          (0.02)
     Net Realized and Unrealized Gains (Losses) on Investments                    0.84          6.25           (1.78)
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                             0.80          6.17           (1.80)
Less Distributions:
     From Net Investment Income                                                     --            --              --
----------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                            --            --              --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $15.17        $14.37          $ 8.20
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
     Total Return                                                                 +5.6%        +75.2%          -18.0%
     Net Assets, End of Period (In Millions)                                       $45            $7              $3
     Ratio of Expenses to Average Net Assets without Waivers and Absorptions       1.8%          2.0%            2.0%*
     Ratio of Expenses to Average Net Assets                                       1.7%          2.0%            2.0%*
     Ratio of Net Investment Loss to Average Net Assets                           (0.3%)        (0.9%)          (0.7%)*
     Portfolio Turnover Rate                                                     116.6%        106.4%           59.5%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01.
(c)  For the period from June 30, 1998 (inception) to October 31, 1998.

                      See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------

STRONG INTERNATIONAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Year Ended
                                                                          ---------------------------------------------------------
                                                                            Oct. 31,   Oct. 31,   Oct. 31,     Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                                  2000       1999       1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 10.64    $ 11.89     $ 11.58     $ 11.87     $ 11.48
Income From Investment Operations:
    Net Investment Income                                                      0.40       0.54        0.57        1.03        0.80
    Net Realized and Unrealized Gains (Losses) on Investments                 (1.42)     (1.14)       0.58       (1.11)       0.15
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (1.02)     (0.60)       1.15       (0.08)       0.95
Less Distributions:
    From Net Investment Income                                                (0.51)     (0.65)      (0.58)      (0.20)      (0.50)
    From Net Realized Gains                                                      --         --          --          --       (0.06)
    In Excess of Net Realized Gains                                              --         --       (0.26)      (0.01)         --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.51)     (0.65)      (0.84)      (0.21)      (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $  9.11    $ 10.64     $ 11.89     $ 11.58     $ 11.87
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                              -10.0%      -5.3%      +10.9%       -0.7%       +8.6%
    Net Assets, End of Period (In Millions)                                     $14        $19         $20         $28         $31
    Ratio of Expenses to Average Net Assets without Waivers and
       Absorptions                                                              1.7%       1.6%        1.6%        1.5%        1.8%
    Ratio of Expenses to Average Net Assets                                     1.7%       1.6%        1.5%        0.7%        0.0%
    Ratio of Net Investment Income to Average Net Assets                        4.6%       4.7%        5.3%        8.1%        7.4%
    Portfolio Turnover Rate                                                    83.5%      45.7%      158.8%      208.4%      258.3%

STRONG SHORT-TERM GLOBAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year Ended
                                                                          ---------------------------------------------------------
                                                                           Oct. 31,   Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                                  2000      1999         1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 10.21    $ 10.17     $ 10.48     $ 10.74     $ 10.46
Income From Investment Operations:
    Net Investment Income                                                      0.56       0.68        0.60        0.81        0.71
    Net Realized and Unrealized Gains (Losses) on Investments                  0.02      (0.02)      (0.21)      (0.10)       0.34
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.58       0.66        0.39        0.71        1.05
Less Distributions:
    From Net Investment Income                                                (0.65)     (0.62)      (0.59)      (0.85)      (0.77)
    In Excess of Net Investment Income                                           --         --       (0.03)      (0.12)         --
    From Net Realized Gains                                                      --         --       (0.08)         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.65)     (0.62)      (0.70)      (0.97)      (0.77)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $ 10.14    $ 10.21     $ 10.17     $ 10.48     $ 10.74
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                               +5.8%      +6.7%       +3.8%       +6.8%      +10.4%
    Net Assets, End of Period (In Millions)                                 $    51    $    44     $    75     $   116     $    71
    Ratio of Expenses to Average Net Assets without Waivers and
       Absorptions                                                              1.1%       1.1%        1.0%        1.0%        1.5%
    Ratio of Expenses to Average Net Assets                                     1.1%       1.1%        0.9%        0.7%        0.0%
    Ratio of Net Investment Income to Average Net Assets                        5.6%       5.6%        5.7%        7.6%        7.4%
    Portfolio Turnover Rate                                                    59.3%      73.1%      145.2%      168.0%      179.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong International Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Foreign MajorMarkets Fund, Strong International Stock Fund, Strong Overseas Fund, (three of the portfolios constituting the Strong International Equity Funds, Inc.), Strong International Bond Fund (one of the portfolios constituting the Strong International Income Funds, Inc.), Strong Asia Pacific Fund, Inc. and Strong Short-Term Global Bond Fund, Inc. (all six collectively referred to herein as the "Strong International Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Strong International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 5, 2000

Directors

     Richard S. Strong

     Willie D. Davis

     Stanley Kritzik

     Neal Malicky

     Marvin E. Nevins

     William F. Vogt

Officers

     Richard S. Strong, Chairman of the Board

     Elizabeth N. Cohernour, Vice President and Secretary

     Cathleen A. Ebacher, Vice President and Assistant Secretary

     Susan A. Hollister, Vice President and Assistant Secretary

     Dennis A. Wallestad, Vice President

     Thomas M. Zoeller, Vice President

     John W. Widmer, Treasurer

     Rhonda K. Haight, Assistant Treasurer

Investment Advisor

     Strong Capital Management, Inc.

     P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

     Strong Investments, Inc.

     P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

     Brown Brothers Harriman & Co.

     40 Water Street, Boston, MA 02109

Transfer Agent and Dividend-Disbursing Agent

     Strong Capital Management, Inc.

     P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

     PricewaterhouseCoopers LLP

     100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

     Godfrey & Kahn, S.C.

     780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT8697-1200


Strong Investments

P.O. Box 2936   |   Milwaukee, WI 53201
www.eStrong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.eStrong.com



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